Exhibit 4.1

                          FORM COMMON STOCK CERTIFICATE

                              SWORD COMP-SOFT CORP.
              Incorporated under the Laws of the State of Delaware
               Authorized Capital Stock 70,000,000 Shares Common Stock
                                Par Value $0.0001

         No.                                                 Shares

                                                             CUSIP _____________

THIS CERTIFIES THAT             IS THE OWNER OF

Fully paid and non-assessable shares of SWORD COMP-SOFT CORP. Common Stock transferable only on the books of the Corporation, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of this Corporation, and all amendments thereto, copies of which are on file at the principal office of this Corporation. In Witness Whereof, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of this Corporation. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                             [SEAL]
         /s/                                                   /s/
      Secretary                                                President

                              Countersigned
                              Intercontinental Registrar and Trust Agency, Inc.


                            By:_______________________________________
                                Transfer Agent and Registrar Authorized Person

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Reverse Side of Stock Certificate

         Signatures must be guaranteed by a firm which is a member of a registered national stock exchange; or by a bank or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common     UNIF FIT MIN ACT-________Custodian__________
                                                     (Cust)            (Minor)
TEN ENT - as tenants by the
          entireties under Uniform Gifts to Minors

JT TEN - as joint tenants with right of         Act__________________________
survivorship and not as tenants in common             (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(Please print or typewrite name and address including zip code of assignee)

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__________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

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               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever. The signature must be medallion guaranteed by an eligible guarantor institution with membership in an approved signature medallion guarantee program pursuant to S.E.C. Rule 17AD-15.